Exhibit 99.1

INVESTOR PRESENTATION November 2023

This presentation contains forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 . All statements other than historical fact are forward - looking statements . Forward - looking statements are not statements of historical fact and thus are subject to risks, uncertainties and assumptions . Forward - looking statements are identified by words such as “will,” “expects,” “estimates,” “projects,” “anticipates,” “believes,” “could,” “plans,” “target,” “aims” and other similar expressions or variations thereof . All statements addressing operating performance, events or developments that Transcat expects or anticipates will occur in the future, including but not limited to statements relating to anticipated revenue, profit margins, the commercialization of software projects, sales operations, capital expenditures, cash flows, operating income, growth strategy, segment growth, potential acquisitions, integration of acquired businesses, market position, customer preferences, outlook and changes in market conditions in the industries in which Transcat operates are forward - looking statements . Forward - looking statements should be evaluated in light of important risk factors and uncertainties . These risk factors and uncertainties include those more fully described in Transcat’s Annual Report and Quarterly Reports filed with the Securities and Exchange Commission, including under the heading entitled “Risk Factors . ” Should one or more of these risks or uncertainties materialize, or should any of the Company’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated . In addition, undue reliance should not be placed on the Company’s forward - looking statements, which speak only as of the date they are made . Except as required by law, the Company disclaims any obligation to update, correct or publicly announce any revisions to any of the forward - looking statements contained in this news release, whether as the result of new information, future events or otherwise . This presentation is not an offer to sell, nor a solicitation of an offer to buy, any securities . Non - GAAP Disclaimer : This presentation includes some non - GAAP financial measures, which the Company believes are useful in evaluating our performance . You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP . Further discussion regarding our use of Non - GAAP financial measures, as well as the most directly comparable GAAP (accounting principles generally accepted in the United States) financial measures and information reconciling these Non - GAAP financial measures to our financial results prepared in accordance with GAAP, are included at the end of this presentation . These non - GAAP measures are presented as supplemental information and reconciled to the appropriate GAAP measures at the end of this presentation . The non - GAAP financial measures presented may be determined or calculated differently by other companies . The non - GAAP financial information presented should not be unduly relied upon . Safe Harbor Statement

3 A Leader in the Calibration Service Market, Provider of Cost, Control & Optimization Services and Value - add Distributor of Test, Measurement & Control Instrumentation Market Capitalization $783 million Recent Price $88.68 Average Daily Volume (3 mo.) 61,990 Common Shares Outstanding 8.8 million Ownership: Institutions 79% Insiders 3% Note: Above metrics are as of 9/13/2023 3 x Service segment, consisting of high levels of recurring revenue streams, is our primary growth engine x Distribution segment, including expanding Rental business, differentiates with cross - segment synergies, provides economic diversification and customer finance flexibility x Complementary segments serving highly regulated, high cost of failure and mission critical industries with a premium offering x Blue - chip client base encompassing a diverse set of industries x NEXA Cost, Control and Optimization Services provides access to markets that did not exist to Transcat prior to the acquisition x Track record of successful acquisitions, which are expected to expand addressable markets, geography and capabilities x Proven, experienced leadership team in place to support next level of growth and beyond

Seasoned Executive Management Team

Today's Speakers



Lee D. Rudow
President & Chief Executive Officer and Director
- 33+ years of experience in calibration, distribution and software services
- Demonstrated ability to accelerate growth at companies
- Previously, VP at SIMCO Electronics and President and CEO at Davis Calibration, Inc. and Davis Inotek Corp



Thomas Barbato
Chief Financial Officer & Treasurer
- 20+ years of corporate finance experience in electronics and manufacturing services companies
- Previously, CFO of IEC Electronics Corp. and held various positions at Xerox, most recently VP of Finance



Mark Doheny
Chief Operating Officer
- 22+ years of experience in industrial and distribution services, as well as financial management
- Previously, CFO and Treasurer at Transcat and CFO at Wheelabrator Technologies, Tunnel Hill Partners and Vallen Distribution



James M. Jenkins
General Counsel, VP of Corporate Development and Corporate Secretary
- 30+ years of experience in commercial, corporate and securities law, as well as M&A & business development
- Chairman of the Board at Lakeland Industries Inc
- Previously, Partner at Harter Secrest & Emery LLP



Theresa A. Conroy
Senior Vice President of Human Resources
- 25+ years of experience in labor, employment and human resources law
- Previously, Partner at Harter Secrest & Emery LLP



Michael W. West
Senior Vice President of Business Operations
- 15+ years of experience in B2B distribution marketing and consulting
- Previously, VP of Distribution & Marketing at Transcat and principal owner of QuestCom Inc., a marketing and advertising firm

QuestCom Inc.



Marcy Bosley
Vice President of Sales
- 19+ years of experience in the calibration industry
- Previously, Senior Director of Sales at Transcat and VP of Sales at SIMCO Electronics, prior to leaving in 2019



John Cummins
Vice President, NEXA Enterprise Asset Management
- 18+ years of experience in pharmaceutical and medical device engineering programs; Certified Pharmaceutical Industry Professional
- Previously, President and CEO at NEXA | EAM before its acquisition by Transcat

4

Company Overview

Industry leading provider of mission critical, accredited calibration services and equipment

TRANSCAT®
Trust in every measure

- FOUNDED IN 1964 OVER 59 YEARS OF INDUSTRY EXPERIENCE
- NASDAQ:TRNS PUBLICLY-TRADED COMMERCIAL CALIBRATION LAB
- DISTRIBUTOR AND RENTAL OF TEST AND MEASUREMENT EQUIPMENT
- FOOTPRINT AND SCALE TO SERVICE LARGE NATIONAL OPPORTUNITIES
- 28 COMMERCIAL LABS ACCREDITED TO ISO/IEC 17025:2017
- TRANSCAT UNIVERSITY - BUILD-A-TECH
- NEXA COST, CONTROL AND OPTIMIZATION SERVICES
- 57 CONSECUTIVE QUARTERS OF YOY SERVICE REVENUE GROWTH

Key Customers

DePuy (a Johnson & Johnson company), Parker, GE, Pfizer, MERCK, Roche, Bristol Myers Squibb™

- **13%** Total YOY Revenue Growth (FY'23)
- **19%** YOY Service Revenue Growth (FY'23)
- **11%** YOY Organic Service Revenue Growth (Q1 FY'24)
- **33%** Service Gross Margin (Q1 FY'24)
- **66% / 34%** Service / Distribution Revenue Split (Q1 FY'24)

CALIBRATED BY TRANSCAT®
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6 History 57 Consecutive Quarters of YOY Service Revenue Growth 25,000 75,000 125,000 175,000 225,000 275,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Service Revenue Total Revenue Total GM Service GM GM% 35% 20% Lee Rudow Joins Transcat w/ Service Focus Heavily Regulated Industry Focus NEXA Cost, Control and Optimization Transcat Rentals 1964 - 1982 Manufacturing 1982 - 2005 Distribution 2005 - Present Services 2021 - Present Cost, Control & Optimization Services Building a Services Engine Axiom Accelerating Rental Growth

7 Service Segment: Consistent Performance and Growth 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Service Revenue 36.4$ 40.7$ 48.2$ 51.8$ 59.2$ 71.1$ 77.4$ 84.0$ 93.0$ 101.3$ 122.0$ 144.9$ Service GM% 23.7% 25.3% 26.6% 27.2% 26.3% 26.8% 25.7% 24.9% 25.3% 30.3% 31.9% 32.2% Service Op Income (0.2)$ 1.3$ 2.4$ 3.7$ 4.2$ 4.8$ 5.2$ 5.2$ 5.7$ 10.4$ 10.8$ 11.4$ Service Adjusted EBITDA 2.0$ 22.6$ Fiscal Year Service Adjusted EBITDA is a non - GAAP financial measure. See further information in the presentation regarding this measure and a reconciliation to the most directly comparable GAAP measure 1 1

8 1. As of Q1 FY 2024 TTM Revenue Ended June 24, 2023. Complementary Business Segments x Approx. 18% service revenue growth, approx. 11% organic growth x Driven by regulation and high cost of failure, life sciences focus x Strong operating leverage x Flat revenue growth with improving gross margins x Focused growth in higher margin rental business x Generates calibration services leads Calibration Services 66% of Revenue 1 Distribution / Rental 34% of Revenue 1 OPPORTUNITY FOR ACCELERATED GROWTH AND MARGIN EXPANSION x Unique value proposition x Synergies between segments Quality Lead Gen Strong cross - selling opportunities from distribution to calibration services 1. As of Q1 FY 2024, Revenue Ended June 24, 2023. Approx. 20% customer overlap across segments

9 Competitive Landscape and Differentiators Industry Attributes Recurring Service Revenue Streams Growing Service Market Driven by Regulation and High Cost of Failure Differentiators = Premium Priced Service Distribution and Rental a Source of Service Leads and Cash Flow NEXA Cost, Control and Optimization Services Highly Regulated Life Science Target Market Acquisitions to Expand Addressable Markets, Geography and Capabilities Footprint and scale to Service Large National Opportunities Transcat University - Build - A - Tech Calibration Industry – Competitive Landscape 5 National Players Transcat Trescal Tektronics Simco Electronics Applied Technical Services (ATS) Numerous Regional Players ($5m to $30m in Annual Revenue) Hundreds of Other Players (Highly Fragmented ($500K to $5M)

10 Strategic, Regulated Vertical Markets • Provider of premium, mission critical services to regulated, high cost of failure industries that require long qualification cycles • High switching costs deeply entrench customers on Transcat service platform; high barrier to entry that results in recurring, higher margin revenue Pharmaceuticals and Medical Device Regulating Bodies: FDA, WHO, ICH R & D / manufacturer of flight vehicles Regulating Bodies: DOD, FAA, NASA, EPA Military / Missile Defense Regulating Bodies: FDA, OSHA, CPSC, DOD, FTC, FCC, EEOC, FDIC Life Sciences Aerospace Government / Defense

11 Double - Digit Service Growth Drivers Acquisitions Expand Geographic Footprint, Capabilities, Markets (Leverage NEXA) (Leverage NEXA)

50 Locations Serving the U.S., Canada, Ireland and Puerto Rico

Flexible Service Delivery Options:

- ✓ Client-based lab
- ✓ Periodic on-site
- ✓ Mobile
- ✓ In-house
- ✓ Pickup & Delivery


Montreal
Medical
Ottawa
Animal
Health
Device
Medical
Device
Milford
Medical Device
Toronto
Medical
Rochester
Milwaukee
Testing
Testing
Labs
Device
Automotiv
e
Medical
Pharma / Pharma
Philadelphia
Labs
Harrisburg
Pharma
Pittsburgh
Indianapolis
Labs
Dayton
Cincinnati
Pharma
Chesapeake
Richmond
St. Louis
Energy
Charlotte
Portland
Pharma
Aerospace
Denver
Los Angeles
Pharma
Aerospace & Defense
Aerospace & Defense
Pharma
San Diego
Phoenix
Huntsville
Houston
Aerospace &
Defense
Palm Beach
Aerospace
San Juan
Little Island,
Cork, Ireland

Map Legend

- Transcat Headquarters
- Transcat Calibration Labs
- Transcat Client-Based Lab (CBL)

© 2023 Transcat, Inc.

12

13 * Company estimates based on YTD FY 2024 Broad and Diverse Blue Chip Customer Base Percentage of Service Revenue * Servicing the Fortune 500 Manufacturers: Pharmaceuticals Medical Devices: Orthopedics Endoscopy Surgical Tools Defense Systems Aerospace Uranium Processing / Storage Industrial/Materials 60% Life Science / FDA - regulated 16% Other 4% Energy/Utilities 5% Services/Consumer Goods 7% 8% Aerospace/Defense

14 Recent Acquisition Drivers Geographic Expansion Leveraged Infrastructure (Bolt - on) FY22 FY22 FY22 FY23 FY24 FY24 FY24 FY2024 FY2023 FY2022 Year Target Increased Capabilities and Expertise

Acquisition and Integration Differentiators

Transcat's Proven Integration Process Drives Consistent Long-Term Value Capture and Returns

Diligence and Decision Making

Disciplined approach with high emphasis on cultural fit

Strategic checklist and assessment process

Expertise and experience

Consistent decision making

Acquirer of Choice

Sellers consistently chose Transcat, often at a lower price

Transcat has reputation for treating acquired employees fairly

Cultural sensitivity around integration

Synergy Capture

Leveraging Transcat's broad capabilities and brand to accelerate top-line growth (sales synergy)

Marketing expertise

Reduction of outsourcing by leveraging Transcat full scope of services (cost synergy)

Track Record of Success

20+ acquisitions over the last 10 years, with remarkable success

CALIBRATED BY TRANSCAT® 15

16 Brand Extension and Expanded Addressable Markets – Portfolio of Service Companies Strong brand recognition and strategic acquisitions have expanded capabilities and synergies Immediate cross selling potential with complete "family" of services – in both Technical Services (Transcat Traditional Labs, CBLs, Pipettes, Biomedical) and Professional Services (NEXA, Validation, SteriQual) NEXA name retention for professional services "group" will help to separate these service offerings (i.e. Transcat may lose a bid, but the client still engages with NEXA) SteriQual expected to roll up to the NEXA name (after brand recognition for CQV delivery)

LIFE SCIENCES CAPITAL PROJECT ECOSYSTEM 17 With the NEXA NS3 (Single Source Solution) + SteriQual + Transcat Our team serves as the single point of contact completing the full scope of CapEx Project work. This will ensure the project is delivered in the Client’s best interest carried out across all our Service Tracks. We believe there is a major opportunity in this space - only officially launched in the last month. World - class cost, control, and optimization services to enable world - class production for the life science industry Prior to Transcat acquiring Nexa After Transcat acquires Nexa and SteriQual

18 Axiom – Rental Business Accelerating Growth x $38 million purchase price; $28 million in Company stock and $10 million in cash x Existing leadership and staff retained, with Josh Shilts, current Axiom President, continuing to lead the organization x Little overlap in Rental Asset pools, which we believe presents a compelling cross - selling opportunity x Distribution and Rentals expected to generate high quality leads for Calibration Services Distribution/Rental Test and Rental Equipment Repair and Calibration Sell / Trade Equipment

FINANCIAL OVERVIEW Note: Amounts shown in the graphs that follow may be rounded. Therefore, totals shown in the graphs may not be equal to the sum of the segments

20 Consolidated Historical Results Distribution FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Revenue $173 $173 $155 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Adjusted EBITDA $14.5 $16.4 $20.6 $18.4 $17.8 $144 $161 $ 205 $26.3 63% 37% FY 2012 $ 110 33% 67% FY 2012 Service $8.3 $ 231 $30.4 74% 26% 72% ($ in millions)

21 Service Segment Driving Strong Results $77.4 $84.0 $93.0 $101.3 $122.0 $144.9 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Service Revenue 25.7% 24.9% 25.3% 30.3% 31.9% 32.2% FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Service Gross Margin % • Capturing share in highly regulated end markets, including life sciences and Aerospace & Defense • NEXA enterprise asset management acquired on August 31, 2021 • Recurring revenue nature of service segment provides for a high degree of visibility into future earnings • Enhanced gross margin profile: • Driven by operating leverage on organic growth and improved technician productivity • Operational focus on calibration automation and continuous process improvement ($ in millions)

22 Distribution Supports Growth Strategy $72.1 $83.0 $85.7 FY 2021 FY 2022 FY 2023 Distribution and Rental Sales 5.0% 6.5% 0.9% 4.4% 6.5% 3.0% 21.4% 23.5% 25.3% FY 2021 FY 2022 FY 2023 Distribution Gross Margin % • Stable performance, which is in line with our strategy to drive service segment growth • Gross margin percentage has improved primarily due to growth of high margin rental business ($ in millions)

Fiscal 2024 Q2 Financial Details

($ in millions)

Fiscal 2024 Q2 Revenue


Service Segment
$35.3
+17%
$41.4
Q2 FY23
Q2 FY24


Distribution Segment
$21.2
+1%
$21.4
Q2 FY23
Q2 FY24


Consolidated
$56.4
+11%
$62.8
Q2 FY23
Q2 FY24

- Q2 Consolidated revenue up 11% on strong Service segment performance
- Service revenue growth of 17%, with double-digit organic growth of 10%
- Q2 Distribution revenue grew 1% versus prior year

Fiscal 2024 Q2 Gross Profit and Margin


Service Segment
$11.5
+23%
$14.1
32.6%
34.0%
Q2 FY23
Q2 FY24


Distribution Segment
$5.3
+14%
$6.0
24.9%
28.3%
Q2 FY23
Q2 FY24


Consolidated
$16.8
+20%
$20.1
29.7%
32.0%
Q2 FY23
Q2 FY24

- Q2 Consolidated gross margin of 32.0% expanded 230 bps
- Service gross margin of 34.0% expanded 140 basis points primarily due to improved productivity and Service organic revenue growth
- Distribution gross margin expanded 340 bps due to a larger mix of Rental revenue

Fiscal 2024 Q2 Adjusted EBITDA[1]


Service Segment
$5.5
+23%
$6.8
Q2 FY23
Q2 FY24


Distribution Segment
$2.0
+28%
$2.5
Q2 FY23
Q2 FY24


Consolidated
$7.5
+24%
$9.3
Q2 FY23
Q2 FY24

- Consolidated adjusted EBITDA up 24% driven by strong performance from both segments
- Service segment adjusted EBITDA up 23%
- Distribution adjusted EBITDA up 28%

[1] Adjusted EBITDA is a non-GAAP financial measure. See further information in the presentation regarding this measures and a reconciliation to the most directly comparable GAAP measure

CALIBRATED BY TRANSCAT
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24 ** In addition to reporting net cash provided by operations, a U.S. generally accepted accounting principle (“GAAP”) measure, we present operating free cash flow (net cash provided by operations less capital expenditures), which is a non - GAAP measure. We believe operating fr ee cash flow is an important liquidity measure that reflects the cash generated by the business, after the purchases of technology, capabilities an d assets, that can then be used for, among other things, strategic acquisitions, investments in the business, and funding ongoing operations. Op era ting free cash flow is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it shoul d n ot be considered as a substitute or alternative for the GAAP measure of net cash provided by operations and, therefore, should not be used in iso lat ion of, rather in conjunction with, the GAAP measure. Operating free cash flow, as presented, may produce results that vary from the GAAP measu re and may not be comparable to a similarly defined non - GAAP measure used by other companies. Operating Free Cash Flow and Cap Table Six Months Ended September 24, 2022 September 23, 2023 Note: Components may not add to totals due to rounding $5.2 $16.0 Net cash provided by operations ($4.8) ($5.4) Capital expenditures (CapEx) $0.5 $10.5 Operating free cash flow (FCF)** • Cash Flow has improved versus prior year • Capital expenditures primarily focused on technology, service capabilities/expansion and rental pool assets; in line with expectations Operating Free Cash Flow Capitalization Supports Growth Strategy Capitalization September 23, 2023 Note: Components may not add to totals due to rounding $1.2 Cash and Cash Equivalents 53.3 Total Debt $52.0 Total Net Debt 138.3 Shareholders’ Equity $191.5 Total Capitalization 27.8% Debt / Total Capitalization 27.2% Net Debt / Total Capitalization *Pro forma for the contemplated transaction. • 1.37x leverage ratio at quarter - end (Total debt to TTM Adjusted EBITDA) • $32.0 M available from credit facility at quarter - end • Credit facility paid off subsequent to quarter end with the proceeds from Secondary Offering ($ in millions)

Questions & Answers

Adjusted EBITDA Reconciliation

($ in thousands)

	FY 2017	FY 2018	FY 2019	FY 2020	FY 2021	FY 2022	FY 2023
Net Income	$ 4,522	$ 5,922	$ 7,145	$ 8,067	$ 7,791	$11,380	$10,688
+Interest Expense	719	1,018	903	934	850	810	2,417
+Other (Expense) / Income	51	60	91	186	241	143	344
+Tax Provision	2,642	2,026	2,090	1,663	2,191	1,810	2,799
Operating Income	$ 7,934	$ 9,026	$ 10,229	$ 10,850	$ 11,073	$14,143	$16,248
+Depreciation & Amortization	6,184	5,991	6,361	6,658	7,580	9,077	10,955
+Restructuring Expense	-	-	-	-	650	-	-
+Acquisition Related Add-Back	-	-	-	-	-	902	185
+Other (Expense) / Income	(51)	(60)	(91)	15	(241)	(143)	(344)
+Noncash Stock Compensation	453	1,411	1,327	884	1,513	2,328	3,377
Adjusted EBITDA	$ 14,520	$ 16,368	$ 17,826	$ 18,407	$ 20,575	$26,307	$30,421

In addition to reporting net income, a U.S. generally accepted accounting principle ("GAAP") measure, we present Adjusted EBITDA (earnings before interest, income taxes, depreciation and amortization, non-cash stock compensation expense, restructuring expense and non-cash loss on sale of building), which is a non-GAAP measure. We believe Adjusted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by removing the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock-based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a measure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, should not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non-GAAP measure used by other companies.

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27 FY 2012 FY 2023 Service Operating Income (175)$ 11,422$ + Depreciation & Amortization 1,959$ 8,800$ + Transaction Expense 185$ + Other (Expense) / Income (37)$ (247)$ + Noncash Stock Compensation 263$ 2,463$ Service Adjusted EBITDA 2,010$ 22,623$ Distribution Operating Income $5,603 $4,826 + Depreciation & Amortization 937 2,155 + Transaction Expense - + Other (Expense) / Income (11) (97) + Noncash Stock Compensation 290 914 Distribution Adjusted EBITDA $6,819 $7,798 Service Adjusted EBITDA $2,010 $22,623 Distribution Adjusted EBITDA $6,819 $7,798 Total Adjusted EBITDA $8,829 $30,421 ($ in thousands) Segment Adjusted EBITDA Reconciliation In addition to reporting net income, a U.S. generally accepted accounting principle (“GAAP”) measure, we present Adjusted EBI TDA (earnings before interest, income taxes, depreciation and amortization, non - cash stock compensation expense, restructuring expense and non - cash loss on sale of building), which is a non - GAAP measure. We believe Adju sted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by remo vin g the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock - based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a m eas ure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, sho uld not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non - GAAP meas ure used by other companies.

28 Adjusted EBITDA Reconciliation In addition to reporting net income, a U.S. generally accepted accounting principle (“GAAP”) measure, we present Adjusted EBI TDA (earnings before interest, income taxes, depreciation and amortization, non - cash stock compensation expense, restructuring expense and non - cash loss on sale of building), which is a non - GAAP measure. We believe Adju sted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by remo vin g the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock - based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a m eas ure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, sho uld not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non - GAAP meas ure used by other companies.

29 Segment Adjusted EBITDA Reconciliation In addition to reporting net income, a U.S. generally accepted accounting principle (“GAAP”) measure, we present Adjusted EBI TDA (earnings before interest, income taxes, depreciation and amortization, non - cash stock compensation expense, restructuring expense and non - cash loss on sale of building), which is a non - GAAP measure. We believe Adju sted EBITDA is an important measure of our operating performance because it allows management, investors and others to evaluate and compare the performance of our core operations from period to period by remo vin g the impact of the capital structure (interest), tangible and intangible asset base (depreciation and amortization), taxes, stock - based compensation expense and other items, which is not always commensurate with the reporting period in which it is included. As such, we use Adjusted EBITDA as a measure of performance when evaluating our business segments and as a basis for planning and forecasting. Adjusted EBITDA is not a m eas ure of financial performance under GAAP and is not calculated through the application of GAAP. As such, it should not be considered as a substitute or alternative for the GAAP measure of net income and, therefore, sho uld not be used in isolation of, rather in conjunction with, the GAAP measure. Adjusted EBITDA, as presented, may produce results that vary from the GAAP measure and may not be comparable to a similarly defined non - GAAP meas ure used by other companies.